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SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
EFC BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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EFC BANCORP, INC.
1695 Larkin Avenue
Elgin, Illinois 60123
(847) 741-3900

March 21, 2002

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of EFC Bancorp, Inc. The meeting will be held at the Ramada Inn of Elgin, 345 West River Road, Elgin, Illinois on Tuesday, April 23, 2002, at 2:00 p.m., Central time.

        The Notice of Annual Meeting and Proxy Statement appearing on the following pages describe the formal business to be transacted at the annual meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

        It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

        We look forward to seeing you at the meeting.

Sincerely,
Leo M. Flanagan, Jr. Chairman of the Board

EFC BANCORP, INC.
1695 Larkin Avenue
Elgin, Illinois 60123

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        On Tuesday, April 23, 2002, EFC Bancorp, Inc. (the "Company"), will hold its Annual Meeting of Shareholders at the Ramada Inn of Elgin, 345 West River Road, Elgin, Illinois. The meeting will begin at 2:00 p.m., Central time. At the meeting, the shareholders will consider and act on the following:

  1.
  the election of three directors to serve for a term of three years;

  2.
  the ratification of the appointment of KPMG LLP as independent auditors of the Company for the year ending December 31, 2002; and

  3.
  the transaction of any other business that may properly come before the meeting.

        Note: The Board of Directors is not aware of any other business to come before the meeting.

        Shareholders of record at the close of business on March 8, 2002 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

        Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS
Ursula Wilson Corporate Secretary

Elgin, Illinois
March 21, 2002

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

EFC BANCORP, INC.

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
April 23, 2002

        This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of EFC Bancorp, Inc. ("EFC" or the "Company") to be used at the Annual Meeting of Shareholders of the Company. The Company is the holding company for Elgin Financial Savings Bank (the "Bank"). The annual meeting will be held on Tuesday, April 23, 2002 at 2:00 p.m. Central time at the Ramada Inn of Elgin, 345 West River Road, Elgin, Illinois. The 2001 Annual Report to Shareholders, including the consolidated financial statements of the Company for the year ended December 31, 2001, accompanies this proxy statement which is first being mailed to shareholders on or about March 21, 2002.

Voting And Proxy Procedure

Who Can Vote at the Meeting

        You are entitled to vote your EFC common stock if the records of the Company show that you held your shares as of the close of business on March 8, 2002. As of the close of business on that date, a total of 4,609,761 shares of EFC common stock were outstanding. Each share of common stock has one vote. However, as provided in the Company's Certificate of Incorporation, recordholders of common stock that is beneficially owned, either directly or indirectly by a person beneficially owning in excess of 10% of the Company's outstanding stock are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

        Your admission ticket to the annual meeting is included with this proxy statement. If you plan to attend the meeting, please bring your admission ticket with you as you must have it in order to attend the meeting.

Vote Required

        The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

        In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of KPMG LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the annual meeting and abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

        This proxy statement is being sent to you by the Board of Directors of the Company for the purpose of requesting that you allow your shares of EFC common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of EFC common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees for director and "FOR" ratification of KPMG LLP as independent auditors.

        If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

        You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself revoke your proxy.

        If your EFC common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

        EFC Bancorp will pay the cost of solicitation of proxies on behalf of its management. Proxies may be solicited personally or by telephone by directors, officers or other employees of EFC Bancorp and the Bank without additional compensation. EFC Bancorp will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, such beneficial owners, and will reimburse such persons for their reasonable expenses in doing so.

        Proxies solicited are to be returned to the Company's transfer agent, LaSalle Bank, N.A. The Board of Directors has designated LaSalle to act as inspectors of election and tabulate the votes at the annual meeting. LaSalle is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the annual meeting, the proxies will be returned to the Company.

Participants in the Bank's ESOP or 401(k) Plan

        If you participate in the Bank's Employee Stock Ownership Plan or if you hold shares through the Bank's 401(k) Plan, you will have received with this proxy statement a voting instruction form for each plan that reflects all shares that you may vote under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which voting instructions are not timely received will be voted by the ESOP trustee in the same proportion as shares for which the trustee have received voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the EFC Bancorp Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is April 16, 2002.

Stock Ownership

        The following table provides information as of March 8, 2002 with respect to persons known by the Company to be the beneficial owners of more than 5% of its outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding
Elgin Financial Center, S.B. Employee Stock Ownership Plan 1695 Larkin Avenue Elgin, Illinois 60123	599,314	(1)	13.00%
Elgin Financial Foundation 1695 Larkin Avenue Elgin, Illinois 60123	463,421	(2)	10.05%

(1)
Under the terms of the ESOP, the ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At March 8, 2002, 159,816 shares had been allocated under the ESOP and 439,498 shares remain unallocated. Subject to its fiduciary duties, the ESOP trustee will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion for which the trustee has received voting instructions from participants.

(2)
Elgin Financial Foundation (the "Foundation") was established and funded in connection with the Bank's conversion from mutual to stock form in 1998. Pursuant to the terms of the contribution of common stock, as mandated by the Federal Deposit Insurance Corporation ('FDIC'), all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of the Company's common stock on all proposals considered by shareholders of the Company.

        The following table provides information about the shares of EFC common stock that may be considered to be owned by each director, nominee for director or named executive officer of the Company and by all directors and executive officers of the Company as a group as of March 8, 2002. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

Name	Number of Shares Owned (excluding options)		Number of Shares That May Be Acquired Within 60 Days by Exercising Options	Percent of Common Stock Outstanding(1)
Directors
Leo M. Flanagan, Jr	46,832	(2)(3)(4)	30,000	1.52%
Peter A. Traeger	23,500	(2)	13,500	*
James A. Alpeter	8,422	(2)	1,500	*
Thomas I. Anderson	54,460	(2)(5)	13,500	1.34
Barrett J. O'Connor	70,967	(2)(3)	60,000	2.59
Larry M. Narum	0		0	*
James J. Kovac	102,561	(2)(3)(6)	48,000	2.98
Vincent C. Norton	28,184	(2)(3)	18,000	*
Ralph W. Helm.	60,200	(2)(7)	13,500	1.46
Named Executive Officer Who Is Not Also a Director				*
John J. Brittain	67,972	(2)(3)(8)	45,000	2.24
James R. Schneff	36,814	(2)(3)(9)	18,000	1.08
R. Scott Reining	6,379	(2)(3)	6,100	*
All directors and executive officers as a group (18 persons)	620,182		341,100	19.02

*
Does not exceed 1.0% of the Company's voting securities.

(1)
Percentages with respect to each person or group of persons have been calculated on the basis of 4,609,761 shares of the Company's common stock, the number of shares of Company common stock outstanding and entitled to vote as of March 8, 2002, plus the number of shares of Company common stock which such person or group of persons has the right to acquire within 60 days of the record date by the exercise of stock options.

(2)
Includes unvested shares awarded under the Amended and Restated EFC Bancorp, Inc. 1998 Stock-Based Incentive Plan (the "Incentive Plan") as follows: Mr. Flanagan, 7,400 shares; Mr. Traeger, 5,600 shares; Mr. Alpeter, 3,000 shares; Mr. Anderson, 5,600 shares; Mr. O'Connor, 14,800 shares; Mr. Kovac, 14,800 shares; Mr. Norton, 7,400 shares; Mr. Helm, 5,600 shares; Mr. Brittain, 16,000 shares; Mr. Schneff, 4,400 shares; and Mr. Reining, 2,400 shares, respectively. Each participant presently has voting power as to the shares awarded.

(3)
Includes shares allocated under the ESOP as to which the holder has voting power but not investment power as follows: Mr. Flanagan, 1,848 shares; Mr. O'Connor, 8,480 shares; Mr. Kovac, 7,631 shares; Mr. Norton, 3,585 shares; Mr. Brittain, 5,976 shares; Mr. Schneff, 4,475 shares; and Mr. Reining, 2,379 shares.

(4)
Includes 5,000 shares held by Mr. Flanagan's wife and 2,211 shares held by Brittain & Ketcham, P.C.

(5)
Includes 10,000 shares held by Mr. Anderson's wife.

(6)
Includes 23,713 shares held by Mr. Kovac's wife, 3,000 shares held by Mr. Kovac's daughter and 12,000 shares held by a trust for which Mr. Kovac serves as trustee.

(7)
Includes 20,000 shares held by Mr. Helm's wife.

(8)
Includes 2,000 shares held by Mr. Brittain's wife.

(9)
Includes 600 shares held by Mr. Schneff's wife.

Proposals to Be Voted on at The Meeting

Proposal 1. Election of Directors

        EFC Bancorp's Board of Directors consists of nine members, of which five are independent and four are members of management. The Board is divided into three classes, with approximately one-third of the directors elected each year. Each of the nine members of the Board of Directors also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes expiring each year. Directors serve until their successors are elected and qualified. The nominees proposed for election at the annual meeting are Leo M. Flanagan, Jr., Peter A. Traeger and James A. Alpeter.

        If any nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

The Board of Directors recommends that you vote "FOR" the election of all nominees named in this proxy statement.

Information with Respect to Nominees,
Continuing Directors and Certain Executive Officers

        Information regarding the nominees for election at the annual meeting, as well as information regarding the directors continuing in office, is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of December 31, 2001. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of the Bank.

Nominees for Election of Director

        Leo M. Flanagan, Jr.    is the Chairman of the Boards of Directors of the Company and the Bank. Mr. Flanagan is a partner in the law firm of Brittain & Ketcham, P.C., which serves as the Company's and Bank's legal counsel. Age 59. Director since 1980.

        Peter A. Traeger    is the President and Chief Executive Officer of Artistic Carton Company, a manufacturer of recycled paperboard and folding cartons. Age 43. Director since 1994.

        James A. Alpeter    is the owner and President of Andrews Packaging Company, a company that distributes industrial packaging products. Age 61. Director since 1999.

Directors Continuing in Office

        The following directors have terms ending in 2003:

        Thomas I. Anderson    the Vice Chairman of the Boards of Directors of the Company and the Bank. Mr. Anderson is the retired President of W.J. Dennis & Company, a packager and distributor of weatherstripping and related products. Age 64. Director since 1986.

        Barrett J. O'Connor    is the President and Chief Executive Officer of the Company and the Bank. Age 61. Director since 1984.

        Larry M. Narum    is a retired heath care administrator. Age 55. Director since 2001.

        The following directors have terms ending in 2004:

        James J. Kovac    is the Executive Vice President and Chief Financial Officer of the Company and Executive Vice President, Chief Financial Officer and Treasurer of the Bank. Age 52. Director since 1986.

        Vincent C. Norton    is the Senior Vice President-Loan Officer of the Bank. Age 68. Director since 1974.

        Ralph W. Helm    is the President of Ralph Helm Inc., a retail seller and servicer of outdoor power equipment. Age 69. Director since 1991.

Named Executive Officer Who Is Not Also A Director

        John J. Brittain    is the retired Chairman of the Company and the Bank. Mr. Brittain is a retired partner in the law firm of Brittain & Ketcham, P.C. which serves as the Company's and Bank's legal counsel. Director from 1962 until 2001. Age 70.

        R. Scott Reining    is the Senior Vice President and Chief Commercial Lending Officer of the Bank. Mr. Reining has been employed by the Bank since 1999. Age 46.

        James R. Schneff    is the Senior Vice President and Chief Residential Lending Officer of the Bank. Mr. Schneff has been employed by the Bank since 1974. Age 50.

Meetings and Committees of the Board of Directors

        The business of the Company and the Bank is conducted through meetings and activities of their Boards of Directors and their committees. The Board of Directors of the Company meets at least on a quarterly basis and may have additional meetings as needed. During the fiscal year ended December 31, 2001, the Board of Directors of the Company held 15 meetings and the Board of Directors of the Bank held 13 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served. The Board of Directors of the Company maintains committees, the nature and composition of which are described below.

        Audit Committee.    The Audit Committee consists of Messrs. Alpeter, Anderson, Helm, Narum and Traeger. The purpose of the Audit Committee is to review the Company's audit reports and management's actions regarding the implementation of audit findings. This committee is also responsible for making recommendations to the full Board of Directors regarding the selection of the independent auditor. The committee met two times in 2001.

        Compensation Committee.    The Compensation Committee consists of Messrs. Alpeter, Anderson, Helm and Traeger. This committee is responsible for making recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The committee met four times in 2001.

        Nominating Committee.    The Nominating Committee consists of Messrs. Anderson, Kovac and Narum. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Shareholders. The Company's Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely written notice to the Secretary of the Company. The shareholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934. See "Stockholder Proposals." The Nominating Committee met on January 16, 2002.

Directors' Compensation

        Fee Agreement.    All outside directors of the Bank receive a fee of $2,000 for each regular and special Board meeting which they attend. The Vice Chairman receives an additional $1,250 for each regular and special Board meeting attended. All outside directors of the Bank receive a fee of $200 to $300 (depending on the committee) for each committee meeting attended, except that no fees are paid for attending a meeting of the Executive or CRA Committees. All outside directors of the Company receive a $5,000 annual retainer, payable semi-annually.

        Advisory Directors.    The Bank maintains a Board of Advisory Directors which consists of former Directors of the Bank. Pursuant to the Bank's Bylaws, Directors must retire in the year they reach age 70 and any Director who retires because of such age limitation is eligible to be appointed as an Advisory Director. Advisory Directors have no vote and receive meeting fees as determined by resolution of the Directors of the Bank, currently $500 for each Board meeting attended.

Executive Compensation

Summary Compensation Table

        The following information is furnished for the Chief Executive Officer and all other executive officers of EFC Bancorp and Elgin Financial Savings Bank who received salary and bonus of $100,000 or more during the year ended December 31, 2001. These persons are sometimes referred to in the proxy statement as the "named executive officers."

Long-Term Compensation
		Annual Compensation		Awards
Name and Principal Positions	Year	Salary ($)(1)	Bonus ($)	Restricted Stock Awards ($)(2)		Securities Underlying Options (#)	All Other Compensation ($)(3)
Barrett J. O'Connor President and Chief Executive Officer of the Company and the Bank	2001 2000 1999	$221,000 215,000 206,000	$62,700 40,000 40,000		— — —	— — —	$23,559 21,767 22,940
James J. Kovac Executive Vice President and Chief Financial Officer of the Company; Executive Vice President, Chief Financial Officer and Treasurer of the Bank	2001 2000 1999	$189,000 183,677 175,000	$52,140 35,000 35,000		— — —	— — —	$21,883 19,464 20,360
John J. Brittain The Company and Bank's former Chairman of the Board	2001 2000 1999	$147,667 152,000 144,000	$39,600 30,000 30,000		— — —	— — —	$16,620 15,166 16,072
R. Scott Reining Senior Vice President, Chief Commercial Lending Officer	2001 2000 1999	$110,000 105,000 53,030	$25,019 15,000 10,000	$	— — 46,000	— — 20,000	$15,235 13,270 —
James R. Schneff Senior Vice President, Chief Residential Lending Officer	2001 2000 1999	$94,000 90,000 84,000	$23,167 25,000 25,000		— — —	— — —	$13,019 11,371 12,410

(1)
Under Annual Compensation, the column titled "Salary" includes directors' fees and amounts deferred by the named executive officer pursuant to the Bank's 401(k) Plan.

(2)
The dollar amount set forth in the table represents the market value of the shares awarded to Mr. Reining under the Incentive Plan as of the date of the award. Stock awards to the named executive officers vest in five equal annual installments beginning on the first anniversary of the effective date of the awards. When shares become vested and are distributed, the recipients will also receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto, plus earnings thereon. All awards vest immediately upon termination of employment due to death, disability, or following change in control. The vesting of awards may also be accelerated upon retirement. The number and value of all unvested shares of restricted stock held by each named executive officer as of December 31, 2001 is as follows, based on $13.85, the closing price of the Company's common stock on December 31, 2001:

	Number of Unvested Shares	Value of Unvested Shares
Barrett J. O'Connor	14,800	$204,980
James J. Kovac	14,800	204,980
John J. Brittain	16,000	221,600
R. Scott Reining	2,400	33,240
James R. Schneff	4,400	60,940

(3)
"All Other Compensation" represents the value of the individual's allocation under the ESOP as of December 31 of the year for which the allocation was made.

Employment Agreements

        The Company and Bank currently maintain three-year employment agreements with Messrs. O'Connor and Kovac. The terms of the Company employment agreements are extended on a daily basis unless written notice of non-renewal is given by the Board of Directors and the terms of the Bank employment agreements are renewable on an annual basis. The employment agreements provide that the executive's base salary will be reviewed at least annually. The base salaries which are currently effective for the employment agreements for Messrs. O'Connor and Kovac are $227,000 and $194,000, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel.

        The employment agreements provide for termination by the Company and Bank for cause, as described in the employment agreements, at any time. If the Company or Bank chooses to terminate the executive's employment for reasons other than for cause, or if the executive resigns from the Company or Bank after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his beneficiary, would be entitled to receive an amount equal to the base salary and bonus payments that would have been paid to the executive for the remaining term of the employment agreement and the contributions that would have been made on the executive's behalf to any employee benefit plans of the Company and Bank during the remaining term of the employment agreement. The Company and Bank would also continue the executive's life, health, medical, dental and disability coverage for the remaining term of the employment agreement. Upon termination of the executive for reasons other than a change in control, the executive must comply with a one year non-competition agreement.

        Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Company or Bank (as described in the agreements), the executive or, if the executive dies, his beneficiary, would be generally entitled to a severance payment equal to three times the average of the five preceding taxable years' annual compensation. The Company and Bank would also continue the executive's life, health, and disability coverage for thirty-six months. Even though both the Company and Bank employment agreements provide for a severance payment if a change in control occurs, the executive would not receive duplicative payments or benefits under the agreements. The executive would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or otherwise triggered liability under the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive's average compensation over the preceding five-year period.

Change in Control Agreements

        The Bank has entered into a three-year change in control agreement with Mr. Schneff. The term of the agreement is extended on a daily basis unless written notice of non-renewal is given by the Board of Directors. The agreement provides that in the event that involuntary termination or voluntary termination subsequent to a constructive involuntary termination follows a change in control of the Company or the Bank, the officer would be entitled to receive a severance payment equal to three times the officer's average annual compensation for the five most recent taxable years. The executive would also be entitled to receive the additional tax indemnification payment described above, and the executive's life, medical and disability insurance would be continued for thirty-six months following termination.

        Management Supplemental Executive Retirement Plan.    The Bank currently maintains a Management Supplemental Executive Retirement Plan ("Management SERP") to provide certain officers and highly compensated employees, designated by the Board of Directors, with additional retirement benefits. The Management SERP benefit is intended to make up benefits lost under the ESOP allocation procedures to participants who retire prior to the complete repayment of the ESOP loan. At the retirement of a participant, the benefits under the SERP are determined by first: (1) projecting the number of shares that would have been allocated to the participant under the ESOP if they had been employed throughout the period of the ESOP loan (measured from the participant's first date of ESOP participation); and (2) reducing that number by the number of shares actually allocated to the participant's account under the ESOP; and second, by multiplying the number of shares that represent the difference between these figures by the average fair market value of the common stock over the preceding five years. Benefits under the Management SERP vest in 20% annual increments over a five-year period commencing as of the date of a participant's participation in the Management SERP. The vested portion of the Management SERP participant's benefits are payable upon the retirement of the participant upon or after the attainment of age 65.

Fiscal Year-End Option Values

        The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by Messrs. O'Connor, Kovac, Brittain, Reining and Schneff as of December 31, 2001. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the common stock. Messrs. O'Connor, Kovac, Brittain, Reining and Schneff did not exercise any options during the year ended December 31, 2001.

	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)
			Value of Unexercised In-the-Money Options at Fiscal Year-End
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Barrett J. O'Connor(1)	60,000	40,000	$163,500	$109,000
James J. Kovac(1)	48,000	32,000	130,800	87,200
John J. Brittain(1)	45,000	30,000	122,625	81,750
R. Scott Reining(2)	6,100	13,900	22,860	54,953
James R. Schneff(1)	18,000	12,000	49,050	32,700

(1)
The options have an exercise price of $11.125. The price of the common stock on December 31, 2001 (the last trading day of 2001) was $13.85.

(2)
Options to purchase 4,200 shares have an exercise price of $10.375 and options to purchase 1,900 shares have an exercise price of $9.50.

        The reports of the Compensation and Audit Committees and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Report on Executive Compensation

        Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's chief executive officer and the other executive officers of the Company. The disclosure requirements for these executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Company's Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

        Compensation Policies.    The policies and objectives of the Compensation Committee are designed to assist the Company in attracting and retaining qualified executives, to recognize individual contributions toward achieving strategic business initiatives and reward them for their achievement and to closely align the financial interests of the executive officers with those of its shareholders. In furtherance of these objectives, the Company and Bank maintain a compensation program for executive officers which consists of both cash and equity based compensation.

        The Compensation Committee, all of whom are independent Board members, determine the compensation for the Chairman of the Board, Chief Executive Officer and Chief Financial Officer, generally based upon a review of their performance during the prior year and competitive data for that position. For compensation of executive officers, other than themselves, the Chief Executive Officer and the Chief Financial Officer make recommendations to the Compensation Committee for the compensation of all executive officers of the Bank. In this process, the officers are evaluated as to their performance during the year and compared to the Bank's performance and thrift industry compensation surveys for comparable positions at other thrift institutions. The Compensation Committee generally follows management's recommendations.

        The compensation package available to executive officers is composed of the following components:

    (1)
    base salary;

    (2)
    annual cash incentive awards; and

    (3)
    long term incentive compensation, including option and stock awards.

        Base Salaries.    Salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. The Compensation Committee utilized the "2001 America's Community Bankers Compensation Survey" in determining the compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by comparable institutions in the $300 million to $500 million and the $500 million to $1 billion asset size in the East North Central Region which includes Illinois, Indiana, Michigan, Ohio and Wisconsin.

        Although the Compensation Committee's recommendations are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

        Annual Cash Incentive Awards.    As discussed under "Base Salaries," cash incentive awards are intended to be consistent with comparative practices of other comparable financial institutions and each executive officer's level of responsibility, as reported in the "2001 America's Community Bankers Compensation Survey." Such awards are based on achieving performance related goals by each executive officer during the year.

        Long Term Incentive Compensation.    The Company maintains the EFC Bancorp, Inc. 1998 Stock-Based Incentive Plan and the Stock Option Plan and the EFC Bancorp, Inc. 2000 Stock Option Plan under which executive officers may receive grants and awards of common stock and options to purchase common stock of the Company. The Compensation Committee believes that stock ownership is a significant incentive in building shareholder value and aligning the interests of employees with shareholders. The value of this component of compensation increases as the common stock of the Company appreciates in value.

        Chief Executive Officer Compensation.    The base salary of Barrett J. O'Connor as the Chief Executive Officer for fiscal year 2001 was $190,000. This salary is in line with similar-sized public thrifts in Illinois as reported by the "SNL Executive Compensation Review." The Compensation Committee authorized a 2001 cash incentive award to Barrett J. O'Connor in the amount of 33.0% of his 2001 base salary.

Submitted by the Compensation Committee of EFC Bancorp's Board of Directors

Peter A. Traeger, Chairman
James A. Alpeter
Thomas I. Anderson
Ralph W. Helm

Report of the Audit Committee

        The Audit Committee of the Board of Directors is responsible for assisting the Board in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the independent auditors and reviews their independence and their annual audit. The Audit Committee is comprised of five directors, each of whom is independent under the AMEX listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

        Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In connection with these responsibilities, the Audit Committee met with management and independent accountants to review and discuss the December 31, 2001 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

        Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Thomas I. Anderson, Chairman
James A. Alpeter
Ralph W. Helm
Larry M. Narum
Peter A. Traeger

        Stock Performance Graph.    The following graph shows a comparison of shareholder return on the Company's common stock based on the market price of common stock assuming the reinvestment of dividends, with the cumulative total returns for the companies on the American Stock Exchange Index and the MG Index for Savings and Loans for the period beginning on April 6, 1998, the day the Company's common stock began trading, through December 31, 2001. The graph was derived from a limited period of time and, as a result, may not be indicative of possible future performance of the Company's common stock. The data was supplied by Media General Financial Services, a data service provider for publicly traded financial institutions.

Summary

	04/06/98	12/31/98	12/31/99	12/31/00	12/31/01
EFC Bancorp, Inc.	100.00	73.73	70.47	76.86	106.98
AMEX Market Index	100.00	92.28	115.05	113.64	108.40
MG Index For Savings and Loans	100.00	82.43	66.26	107.42	114.19

Notes:

A.
The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B.
The indexes are reweighted daily, using the market capitalization on the previous trading day.

C.
If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.

D.
The index level for all series was set to 100.00 on 04/06/98, the first day of trading for EFC Bancorp, Inc. common stock.

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely on its review of the copies of the reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year, each of its executive officers and directors has complied with all applicable filing requirements; however, the Elgin Financial Foundation filed an initial Form 3 more than ten days following the date it became a greater-than-10% stockholder.

Transactions With Management

        The Bank offers directors, officers and full-time employees of the Bank who satisfy certain criteria and the general underwriting standards of the Bank, adjustable-rate mortgage loans with interest rates which may be up to 1% below the rates offered to the Bank's other customers. This program is called the Employee Mortgage Rate ("EMR"). The EMR is limited to the purchase or refinance of a director's, officer's or employee's owner-occupied primary residence. Loan application fees are waived for all EMR loans. The EMR normally ceases upon termination of employment. Upon termination of the EMR, the interest rate reverts to the contract rate in effect at the time that the loan was originated. All other terms and conditions contained in the original mortgage and note continue to remain in effect. With the exception of EMR loans, the Bank currently makes loans to its executive officers, directors and employees on the same terms and conditions offered to the general public. Set forth below is certain information with respect to the EMR loans made by the Bank to executive officers or directors of the Bank or the Company and their affiliates which in the aggregate exceeded $60,000 at any time since January 1, 2001.

Name	Position	Date of Loan	Maturity Date of Loan	Largest Amount Outstanding Since January 1, 2001	Balance as of February 28, 2002	Interest Rate as of February 28, 2002
Alpeter, James	Director	01/02/01	02/01/31	380,000	353,554	5.89%
Anderson, Thomas	Director	11/18/00	01/01/31	317,882	313,691	5.89%
Flanagan, Leo	Chairman	03/09/98	04/01/13	135,727	124,759	5.75%
Gosse, Jerry	Compliance Off.	03/20/97	03/01/27	132,716	130,277	5.75%
Helm, Ralph	Director	08/21/99	09/01/29	410,495	404,700	6.25%
Kovac, James	C.F.O/Executive Vice Pres./Director	04/19/00	05/01/30	142,015	138,276	5.89%
Norton, Vincent	Senior Vice Pres./Director	02/02/98	03/01/13	97,990	90,629	5.50%
O'Connor, Barrett	C.E.O./ Director	02/20/98	03/01/13	136,334	127,541	5.50%
Schneff, James	Senior Vice President	04/19/00	05/01/20	162,077	0	5.89%
Traeger, Peter	Director	06/10/99	07/01/29	419,651	411,334	5.50%

        Leo M. Flanagan, Jr. is a partner in the law firm of Brittain & Ketcham, P.C. (the "firm"), which acts as counsel to the Company and the Bank. During 2001, the Company and the Bank made payments to the firm for legal services totaling $50,237.

Proposal 2. Ratification of the Appointment of
Independent Auditors

        The Company's independent auditors for the year ended December 31, 2001 were KPMG LLP. The Company's Board of Directors has reappointed KPMG LLP to continue as independent auditors for the Company for the fiscal year ending December 31, 2002, subject to ratification of such appointment by the shareholders.

        Representatives of KPMG LLP will be present at the annual meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the annual meeting.

        The Board of Directors recommends that you vote "FOR" ratification of the appointment of KPMG LLP as the independent auditors of the Company.

        The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2001 by KPMG LLP:

Audit Fees	$91,300
Financial information and systems design and implementation fees(1)	0
All other fees(2)	53,620

(1)
No fees were incurred related to financial information and systems design and implementation services.

(2)
Primarily includes tax related services and other audit related fees.

        The Audit Committee believes that the provision of non-audit services by KPMG LLP are compatible with maintaining KPMG LLP's independence.

Additional Information
Shareholder Proposals

        To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2003 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders not later than November 21, 2002. If such Annual Meeting is held on a date more than 30 calendar days from April 23, 2003, a shareholder proposal must be received by a reasonable time before the proxy solicitation for such Annual Meeting is made. Any such proposal will be subject to 17 C.F.R. §240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at an Annual Meeting

        The Company's Bylaws provide that in order for a stockholder to make proposals for business to be brought before the annual meeting, the business must relate to a proper subject matter for stockholder action and the stockholder must give timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the Company not less than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than one hundred (100) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

        The Company Bylaws provide that in order for a stockholder to make nominations for the election of directors, the stockholder must give timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered or mailed to and received at the principal executive offices of the Company not less than ninety (90) days prior to the date of the meeting; provided, however, that in the event that less than one hundred (100) days' notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

        The requirements for the content of both a stockholder's notice of proposal for business and a stockholder's notice of nominations can be found in the Company's Bylaws, a copy of which may be obtained from the Company.

Other Matters Which May Properly Come Before the Meeting

        The Board of Directors knows of no business which will be presented for consideration at the annual meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Householding of Proxy Statements and Annual Reports

        The Securities and Exchange Commission recently adopted rules that permit companies to mail a single proxy statement and a single annual report to two or more shareholders sharing the same address—a practice known as "householding." Householding may provide greater convenience to shareholders and save the Company money by reducing excess printing costs. The Company has not chosen householding for mailing to the Company's registered holders for this year. However, if you hold your shares in street name (i.e., through a broker or banker), your broker, banker or an agent thereof may choose to household mailings of the Company's proxy statement and annual report.

        If you are the beneficial owner, but not the recordholder, of the Company shares at a shared address to which a single copy of both the proxy statement and annual report have been delivered and wish to receive a copy of this proxy statement and the annual report, you will need to provide a written request to Ursula Wilson of EFC Bancorp, Inc. at 1695 Larkin Avenue, Elgin, Illinois 60123, and provide your name and mailing address to request a copy of the proxy statement and the annual report.

Miscellaneous

        The Company's Annual Report to Shareholders has been mailed to all persons who were shareholders as of the close of business on March 8, 2002. Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

        A copy of the Company's Form 10-K for the fiscal year dated December 31, 2001, as filed with the SEC will be furnished without charge to all persons who were shareholders as of the close of business on March 8, 2002 upon written request to Jerry L. Gosse, EFC Bancorp, Inc., 1695 Larkin Avenue, Elgin, Illinois 60123.

BY ORDER OF THE BOARD OF DIRECTORS
Ursula Wilson Corporate Secretary

Elgin, Illinois
March 21, 2002

You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are requested to sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

EFC BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS

April 23, 2002
2:00 p.m. Central Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints the official proxy committee of the Board of Directors of EFC Bancorp, Inc. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on April 23, 2002, at 2:00 p.m. Central time, at the Ramada Inn of Elgin, 345 West River Road, Elgin, Illinois and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

/*\        FOLD AND DETACH HERE        /*\

EFC BANCORP, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.        /x/

		For	Vote Withheld	For All Except	Nominee's Excepted			For	Against	Abstain
1.	The election as directors of all nominees listed (except as marked to the contrary at the right). Leo M. Flanagan, Jr. Peter A. Traeger James A. Alpeter	☐	☐	☐		2.	The ratification of the appointment of KPMG LLP as independent auditors of EFC Bancorp, Inc. for the year ending December 31, 2002.	☐	☐	☐
	INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.

	The Board of Directors Recommends that you vote "FOR" both of the listed proposals.
PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.
Date
Signature of Shareholder
Date
Signature of Shareholder
This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" the proposals listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.	The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated March 21, 2002 and of the Annual Report to Shareholders.

/*\        FOLD AND DETACH HERE        /*\

March 21, 2002

Dear 401(k) Plan Participant:

        On behalf of the Board of Directors, I am forwarding you the attached vote authorization form for the purpose of conveying your voting instructions to HSBC Bank USA (the "Employer Stock Fund Trustee") on the proposals presented at the Annual Meeting of Shareholders of EFC Bancorp, Inc. (the "Company") on April 23, 2002. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and the EFC Bancorp, Inc. Annual Report to Shareholders.

        As a 401(k) Plan participant investing in the Employer Stock Fund you are entitled to direct the Employer Stock Fund Trustee as to the voting of shares of Company common stock credited to your account as of March 8, 2002, the record date for the 2002 Annual Meeting of Shareholders. The Employer Stock Fund Trustee will vote all shares for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the voting instructions the Employer Stock Fund Trustee receives from 401(k) Plan participants.

        At this time, in order to direct the voting of your shares of Company common stock held in the Employer Stock Fund, you must complete and sign the enclosed vote authorization form and return it to the Employer Stock Fund Trustee in the accompanying postage-paid envelope no later than April 16, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Elgin Financial Savings Bank. The votes will be tallied by the Employer Stock Fund Trustee and the Employer Stock Fund Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the Employer Stock Fund Trust.

Sincerely,
Leo M. Flanagan, Jr. Chairman of the Board

NAME	SHARES

VOTE AUTHORIZATION FORM

        I, the undersigned, understand that HSBC Bank USA, the Employer Stock Fund Trustee, is the holder of record and custodian of all shares credited to me of EFC Bancorp, Inc. common stock under the Elgin Financial Center, SB 401(k) Employee Benefit Plan and Trust. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 23, 2002.

        Accordingly, you are to vote my shares as follows:

1.
The election as directors of all nominees listed (except as marked to the contrary below).

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐
Leo M. Flanagan, Jr.	Peter A. Traeger	James A. Alpeter

  INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.

2.
The ratification of the appointment of KPMG LLP as independent auditors of EFC Bancorp, Inc. for the year ending December 31, 2002.
FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
PROPOSALS PRESENTED.

        I understand that my voting instructions are solicited on behalf of HSBC Bank USA, the Employer Stock Fund Trustee, for the Company's Annual Meeting of Shareholders to be held on April 23, 2002.

Date	Signature

        Please date, sign and return this form in the enclosed postage-paid envelope no later than April 16, 2002.

March 21, 2002

Dear ESOP Participant:

        On behalf of the Board of Directors, I am forwarding to you the attached vote authorization form for the purpose of conveying your voting instructions to HSBC Bank USA (the "ESOP Trustee") on the proposals presented at the Annual Meeting of Shareholders of EFC Bancorp, Inc. (the "Company") on April 23, 2002. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and the EFC Bancorp, Inc. Annual Report to Shareholders.

        As of the Record Date, March 8, 2002, the ESOP Trust held 599,314 shares of Company common stock, 159,816 shares of which have been allocated to participants' accounts. These allocated shares of Company common stock will be voted as directed by the participants; provided timely instructions from the participants are received by the ESOP Trustee. The unallocated shares of Company common stock in the ESOP Trust and the allocated shares of Company common stock for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Company common stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

        At this time, in order to direct the voting of shares of Company common stock allocated to your account under the ESOP, please complete and sign the enclosed vote authorization form and return it in the enclosed postage-paid envelope no later than April 16, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Elgin Financial Savings Bank. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Company common stock in the ESOP Trust.

Sincerely,
Leo M. Flanagan, Jr. Chairman of the Board

NAME	SHARES

VOTE AUTHORIZATION FORM

        I, the undersigned, understand that HSBC Bank USA, the ESOP Trustee, is the holder of record and custodian of all shares attributed to me of EFC Bancorp, Inc. (the "Company") common stock under the Elgin Financial Center, SB Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 23, 2002.

        Accordingly, you are to vote my shares as follows:

1.
The election as directors of all nominees listed (except as marked to the contrary below).

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐
Leo M. Flanagan, Jr.	Peter A. Traeger	James A. Alpeter

  INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.

2.
The ratification of the appointment of KPMG LLP as independent auditors of EFC Bancorp, Inc. for the year ending December 31, 2002.
FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
PROPOSALS PRESENTED.

        The ESOP Trustee is hereby authorized to vote any shares allocated to me in its trust capacity as indicated above.

Date	Signature

        Please date, sign and return this form in the enclosed postage-paid envelope no later than April 16, 2002.

March 21, 2002

Dear Stock Award Recipient:

        On behalf of the Board of Directors, please find enclosed a vote authorization form, for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "Incentive Plan Trustee") on the proposals presented at the Annual Meeting of Shareholders of EFC Bancorp, Inc. (the "Company") on April 23, 2002.    Also enclosed is a Notice of Proxy Statement for the Company's Annual Meeting of Shareholders and the EFC Bancorp, Inc. Annual Report to Shareholders.

        As of the Record Date, March 8, 2002, 118,697 shares of Company common stock were held in the Incentive Plan Trust and awarded to participants under the Incentive Plan.    The Incentive Plan Trustee will vote those shares of Company common stock in accordance with instructions received from Stock Award recipients.

        At this time, in order to direct the voting of Company common stock awarded to you under the Incentive Plan, please complete and sign the enclosed vote authorization form and return it in the accompanying postage-paid envelope no later than April 16, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Elgin Financial Savings Bank. The votes will be tallied by the Incentive Plan Trustee and the Incentive Plan Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the Incentive Plan Trust.

Sincerely,
Leo M. Flanagan, Jr. Chairman of the Board

NAME	SHARES

VOTE AUTHORIZATION FORM

        I, the undersigned, understand that First Bankers Trust Company, N.A., the Incentive Plan Trustee, is the holder of record and custodian of all shares awarded to me of EFC Bancorp, Inc. common stock under the Incentive Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 23, 2002.

        Accordingly, you are to vote my shares as follows:

1.
The election as directors of all nominees listed (except as marked to the contrary below).

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐
Leo M. Flanagan, Jr.	Peter A. Traeger	James A. Alpeter

  INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.

2.
The ratification of the appointment of KPMG LLP as independent auditors of EFC Bancorp, Inc. for the year ending December 31, 2002.
FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
PROPOSALS PRESENTED.

        I understand that my voting instructions are solicited on behalf of First Bankers Trust Company, N.A., the Incentive Plan Trustee, for the Company's Annual Meeting of Shareholders to be held on April 23, 2002.

Date	Signature

        Please date, sign and return this form in the enclosed postage-paid envelope no later than April 16, 2002.

QuickLinks

Attending the Meeting
Vote Required
Voting by Proxy
Participants in the Bank's ESOP or 401(k) Plan
Stock Ownership
Proposal 1. Election of Directors
Information with Respect to Nominees, Continuing Directors and Certain Executive Officers
Nominees for Election of Director
Directors Continuing in Office
Named Executive Officer Who Is Not Also A Director
Meetings and Committees of the Board of Directors
Directors' Compensation
Executive Compensation
Summary Compensation Table
Employment Agreements
Change in Control Agreements
Fiscal Year-End Option Values
Compensation Committee Report on Executive Compensation
Report of the Audit Committee
Compliance with Section 16(a) of the Exchange Act
Transactions With Management
Proposal 2. Ratification of the Appointment of Independent Auditors
Additional Information Shareholder Proposals
Notice of Business to be Conducted at an Annual Meeting
Other Matters Which May Properly Come Before the Meeting
Householding of Proxy Statements and Annual Reports
Miscellaneous